SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 6, 2000

                           Berlitz International, Inc.
                           ---------------------------
             (Exact name of registrant as specified in its charter)

   New York                          1-10390                     13-355-0016
   --------                          -------                     -----------
(State or other                   Commission File                  (I.R.S.
jurisdiction                          Number                       Employer
of incorporation)                                               Identification
                                                                   Number)

              400 Alexander Park, Princeton, New Jersey 08540-6306
              ----------------------------------------------------
                    (Address of principal executive offices)

                                 (609) 514-9650
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
               Former name, former address and former fiscal year,
                          if changed since last report

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         Item 5. Other Events.

         Berlitz International, Inc., a New York corporation (the "Company"), held its annual meeting of shareholders on June 6, 2000. At that meeting, the following people were elected to serve as directors: James Kahl, Edward G. Nelson, Robert L. Pendum and Antony P. Ressler. Mr. Hiromasa Yokoi, who was named in the Company's Proxy Statement as a nominee for re- election as a director, declined his nomination prior to the election. The Company had announced earlier this year that Mr. Yokoi will retire as vice chairman, chief executive and president effective June 30, 2000.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   BERLITZ INTERNATIONAL, INC.

Dated: June 16, 2000               By: /s/ Henry D. James
                                       ------------------
                                       Henry D. James
                                       Executive Vice President and
                                       Chief Financial Officer

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